UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2022

LDH Growth Corp I
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40229	98-1562246
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Biscayne Blvd, 19th Floor,
Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 524-1028
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth redeemable warrant	LDHAU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	LDHA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at exercise price of $11.50 per share	LDHAW	The Nasdaq Stock Market LLC
☒
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2022, Christopher Cooper resigned as Chief Executive Officer and Chief Financial Officer and from the board of directors (the “Board”) of LDH Growth Corp I (the “Company”), effective immediately. Mr. Cooper’s decision to resign was not based on any disagreement with the Company or management.

On December 14, 2022, the Board appointed Alexander Fortmuller as Chief Executive Officer and Chief Financial Officer of the Company and as a member of the Board, effective immediately.

Mr. Fortmuller is a Director of Corporate Development and Investments at SoftBank. Since joining SoftBank in 2019, Mr. Fortmuller has worked as a leading member of its operating and investment group supporting a portfolio of investments across sectors and geographies. He has also served as a director on various internal and external company boards of directors. Prior to joining SoftBank, Mr. Fortmuller spent several years at McKinsey & Co. as a consultant in Silicon Valley and at UBS Securities LLC in San Francisco. He holds a Bachelor of Commerce from McGill University and a Master of Business Administration from The Wharton School at the University of Pennsylvania.

On May 18, 2022, the Company and Mr. Fortmuller entered into that certain letter agreement between the Company and each of its officers and directors in connection with the Company’s initial public offering in the form previously filed as Exhibit 10.1 to the Company’s Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 24, 2021 (the “March 24th Form 8-K”) and an Indemnity Agreement in the form previously filed as Exhibit 10.8 to the March 24th Form 8-K.  The foregoing descriptions of the Letter Agreement and the Indemnity Agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and Indemnity Agreement, copies of which are attached as Exhibit 10.1 and Exhibit 10.8 to the March 24th Form 8-K and are incorporated herein by reference.

Other than the foregoing, Mr. Fortmuller is not a party to any arrangement or understanding with any person pursuant to which he was appointed as a director or officer, nor is he party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2022	LDH GROWTH CORP I

	By:	/s/ Alexander Fortmuller
Name: Alexander Fortmuller
Title: Chief Executive Officer and Chief Financial Officer